SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 20, 1998
(Date of earliest event reported)

Commission File No. 333-45021



                      Norwest Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                        21703
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Address of principal executive offices                   (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by NationsBanc Montgomery Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                Description
-----------------                          -----------
   (99)                                    Computational Materials
                                           prepared by NationsBanc
                                           Montgomery Securities LLC
                                           in connection with Norwest Asset
                                           Securities Corporation, Mortgage
                                           Pass-Through Certificates,
                                           Series 1998-6

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORWEST ASSET SECURITIES CORPORATION


March 20, 1998

                                          By:   /s/ B. David Bialzak
                                                ------------------------------
                                                B. David Bialzak
                                                Vice President

                                INDEX TO EXHIBITS


                                                              Paper (P) or
Exhibit No.       Description                                 Electronic (E)
----------        -----------                                 --------------
   (99)           Computational Materials                           P
                  prepared by NationsBanc Montgomery
                  Securities LLC in connection with
                  Norwest Asset Securities Corporation,
                  Mortgage Pass-Through
                  Certificates, Series 1998-6